UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 27, 2026
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ACCELERANT HOLDINGS
(Exact name of registrant as specified in its charter)
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Cayman Islands (State or other jurisdiction of incorporation or organization)	001-42765 (Commission File Number)	98-1753044 (I.R.S. Employer Identification Number)
Accelerant Holdings c/o Accelerant Re (Cayman) Ltd. Unit 106, Windward 3, Regatta Office Park, West Bay Road, Grand Cayman, KY1-1108
(345) 743-4611
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
___________________________________
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.0000011951862 par value per share	ARX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events

Accelerant Holdings (the “Company”) currently plans to hold its 2026 annual general meeting of shareholders (the “2026 Annual General Meeting”) on May 12, 2026. The Company intends to set the record date for determining the shareholders of record who will be entitled to vote at the 2026 Annual General Meeting as the close of business on March 13, 2026 (the “Record Date”). Additional details regarding the 2026 Annual General Meeting, including the time and location, will be as set forth in the Company’s definitive proxy statement for the 2026 Annual General Meeting to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles of Association”), the Company is hereby providing notice of the submission deadlines for shareholder proposals on all non-director nomination matters (“non-director nomination shareholder proposals” and each, a “non-director nomination shareholder proposal”) and for the nomination for election of directors (“director nomination shareholder proposals” and each, a “director nomination shareholder proposal”) to the Company’s board of directors in accordance with Articles 21.4(c) and 21.4(e)-(f), respectively, of the Articles of Association and with Rules 14a-8 and 14a-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Pursuant to Article 21.4(e) of the Articles of Association, shareholders are entitled to present a director nomination shareholder proposal if such shareholder owns more than 5% of the Company’s total outstanding common shares on both the Record Date and the date on which notice of the director nomination is delivered.

A shareholder intending to present a non-director nomination shareholder proposal or a director nomination shareholder proposal, to be included in the proxy statement for the 2026 Annual General Meeting pursuant to Rule 14a-8 or a non-director nomination shareholder proposal or a director nomination shareholder proposal that any shareholder intends to present at the 2026 Annual General Meeting but not seek to have included in the proxy materials pursuant to Rule 14a-8, must deliver any such proposal in writing to the Company’s Secretary at its principal executive offices at Unit 106, Windward 3, Regatta Office Park, West Bay Road, Grand Cayman, KY1-1108 or email at legalnotices@accelins.com, no later than the close of business on March 9, 2026, the tenth calendar day following the date of this Current Report on Form 8-K, which the Company believes to be a reasonable deadline under the applicable rules of the Exchange Act.

In addition to complying with such deadline, non-director nomination shareholder proposals and director nomination shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2026 Annual General Meeting must also comply with Cayman Islands law, the Articles of Association, as well as all applicable rules and regulations promulgated by the SEC under the Exchange Act. Any non-director nomination shareholder proposal or director nomination shareholder proposal received after such deadline will be considered untimely and will not be considered for inclusion in the proxy materials for the 2026 Annual General Meeting nor will it be considered at the 2026 Annual General Meeting. The public announcement of an adjournment or postponement of the date of the 2026 Annual General Meeting will not commence a new time period (or extend any time period) for submitting a non-director nomination shareholder proposal pursuant to Rule 14a-8 under the Exchange Act.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by March 13, 2026, or 60 calendar days before the date of the 2026 Annual General Meeting.

Item 9.01 - Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2026

ACCELERANT HOLDINGS

By:	/s/ Nancy Hasley
Name:	Nancy Hasley
Title:	Group General Counsel